UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02280)

Exact name of registrant as specified in charter:	Putnam Convertible Securities Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2018

Date of reporting period:	November 1, 2017 — October 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Convertible Securities Fund

Annual report
10 | 31 | 18

Value funds look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

FUND SYMBOL
CLASS A
PCONX

Putnam
Convertible Securities
Fund

Annual report
10 | 31 | 18

Consider these risks before investing: Convertible securities prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. These risks are generally greater for convertible securities issued by small and/or midsize companies. Convertible securities’ prices may be adversely affected by underlying common stock price changes. While convertible securities tend to provide higher yields than common stocks, the higher yield may not protect against the risk of loss or mitigate any loss associated with a convertible security’s price decline. Convertible securities are subject to credit risk, which is the risk that an issuer of the fund’s investments may default on payment of interest or principal. Credit risk is greater for below-investment-grade convertible securities. Convertible securities may be less sensitive to interest-rate changes than non-convertible bonds because of their structural features (e.g., convertibility, “put” features). Interest-rate risk is generally greater, however, for longer-term bonds and convertible securities whose underlying stock price has fallen significantly below the conversion price. You can lose money by investing in the fund.

Message from the Trustees

December 13, 2018

Dear Fellow Shareholder:

Global financial markets dealt with some challenges as we entered the final months of 2018. After rising to record highs in the summer, U.S. stocks experienced increased turbulence, including a correction in October, as concerns mounted over rising interest rates and the escalating U.S.–China trade conflict. International stock markets, which had already been lagging, experienced selloffs as well. Fixed-income markets have also encountered headwinds as the Federal Reserve has continued its path of normalizing monetary policy. Against this backdrop, markets may remain choppy, despite a solid economy. Rest assured, navigating changing markets is nothing new to Putnam’s experienced investment professionals, who continue to monitor risks and seek opportunities.

We would like to take this opportunity to extend our thanks to Jameson A. Baxter, who retired from her position as Chair of your Board of Trustees on June 30, 2018. It is hard to express in a few words the extent of Jamie’s commitment to protecting the interests of Putnam shareholders like you. In addition to her professional and directorship experience, Jamie brought intelligence, insight, and compassion to a board she served for decades. Jamie began as a Trustee in 1994, served as Vice Chair for six years, and became Chair in 2011. We are also pleased to announce the appointment of Kenneth R. Leibler as your new Board of Trustees Chair. Ken became a Trustee in 2006, has served as Vice Chair since 2016, and now leads the Board in overseeing your fund and protecting your interests.

Thank you for investing with Putnam.

Two different investment objectives — seeking current income and seeking capital appreciation potential — typically dictate an investor’s preference for bonds or stocks. But with Putnam Convertible Securities Fund, investors can pursue both of these objectives at the same time.

Hybrid securities with the characteristics of stocks and bonds

Typically issued as bonds or preferred stock, convertibles offer investors the ability to “convert” their convertible shares into shares of common stock. This feature allows investors to profit from the potential price appreciation of the convertible issuer’s underlying stock. At the same time, convertibles offer both income potential and downside protection through their fixed-income characteristics.

Source: Putnam, as of 10/31/18. All returns are annualized. Index performance is not indicative of Putnam fund performance or a guarantee of future results. You cannot invest in an index.

2 Convertible Securities Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 9–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the ICE BofAML U.S. Convertible Index, was introduced on 12/31/87, which post-dates the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/18. See above and pages 9–12 for additional fund performance information. Index descriptions can be found on page 16.

Convertible Securities Fund 3

Rob has an M.B.A. from the Booth School of Business, University of Chicago, and a B.S. from The Wharton School, University of Pennsylvania. He joined Putnam in 2000 and has been in the investment industry since 1986.

Anthony has a B.S. in International Business from Merrimack College. He has been in the investment industry since he joined Putnam in 2004.

What was the market environment for the reporting period ended October 31, 2018?

ROB There was heightened market volatility for much of the period as investors shifted between risk-on and risk-off sentiment in response to an ebb and flow of headlines. Optimism about U.S. tax reform and solid corporate earnings provided a favorable backdrop for convertible securities, which tend to take on their equity characteristics during rising markets. But the trade war with China, fears the Federal Reserve may be leaning toward more hikes than initially expected, and political uncertainties halted rallies. The volatility was most pronounced in the second half of the period, when the summer rally reversed course in October 2018, erasing year-to-date gains. Worries about the pace of higher interest rates and upcoming third-quarter earnings announcements precipitated the steep sell-off. Consequently, the S&P 500 Index and Russell 2000 Index of small-cap stocks posted their poorest monthly performance since 2011.

Convertibles faced less downward price deterioration than their underlying equities during the October sell-off due to their fixed-income characteristics, which help to protect principal

4 Convertible Securities Fund

Allocations are shown as a percentage of the fund’s net assets as of 10/31/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/18. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Convertible Securities Fund 5

when equity markets are falling. The ICE BofAML U.S. Convertible Index fell 6.05% in October, but the asset class still outperformed nearly all major U.S. stock indices for the month. According to Barclays, convertibles’ downside capture rate was 60% in October. In other words, convertibles were more than a third less equity sensitive than their underlying equities during the sell-off. [Downside capture rate is the percentage that convertibles decreased in value relative to their underlying stock price decrease in down periods.]

In fixed-income markets, short-term yields rose more than longer-term yields during the period, reflecting the market’s anticipation of Fed monetary policy. The Fed raised its benchmark rate four times in December 2017 and in March, June, and September 2018 to help temper inflationary pressure arising from stronger-than-expected growth. At period-end the federal funds rate stood at a target range of 2.00% to 2.25%. The benchmark 10-year Treasury crossed the 3.20% threshold in October, the highest since May 2011, and ended the period at 3.14%.

Despite the market’s volatility, the ICE BofAML U.S. Convertible Index [the fund’s benchmark] rose 3.67% for the 12-month period. Small-cap convertibles outperformed mid- and large-cap convertibles. The majority of the 12 sectors in the benchmark index delivered positive performance, with telecommunications, consumer staples, and health care leading on the upside. Meanwhile, transportation and consumer discretionary were the worst-performing sectors.

The benchmark index also outperformed the broader fixed-income markets, which returned –2.05%, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. On a credit-quality basis, investment-grade convertibles outperformed below-investment-grade convertibles for the period.

How did Putnam Convertible Securities Fund perform?

ANTHONY For the 12 months ended October 31, 2018, the fund delivered slightly positive performance but underperformed its benchmark and the average return of funds in its Lipper peer group. Much of the fund’s underperformance resulted from securities in the benchmark index that we did not hold in the portfolio because of their relatively high valuations. Three volatile securities that the fund didn’t hold — Advanced Micro Devices, Molina Healthcare, and World Wrestling Entertainment — accounted for 84% of the benchmark index’s performance on a year-to-date basis through the end of the reporting period.

What strategies or holdings aided the fund’s performance relative to the benchmark during the period?

ROB At the sector level, an overweight position and security selection within technology were the largest contributors to returns. From an issuer perspective, the fund’s overweight exposure to small-cap technology companies Everbridge and Coupa Software were top contributors to performance.

Everbridge, a global provider of emergency communications and enterprise safety solutions, surged on the news in December 2017 that the state of Vermont selected the company as its notification provider. The stock also rallied in the first quarter of 2018 after the company announced the acquisition of Unified Messaging Systems. These developments, along with contract wins and the addition of incremental products for existing customers, contributed to strong

6 Convertible Securities Fund

revenue growth. Coupa Software, which provides cloud-based procurement and expense management platforms, rallied on strong revenue growth and profit margin expansion that accelerated the company’s free cash flow.

An overweight position in Teladoc Health was another top contributor to performance. The telemedicine company uses telephone and videoconferencing technology to provide on-demand remote medical care via mobile devices, internet, video, and phone. Teladoc, which was acquiring companies to bolster its leading position within telehealth, had strong earnings throughout the reporting period.

What strategies or holdings detracted from returns relative to the benchmark?

ANTHONY Underweight positioning and security selection within the health-care sector was the largest relative detractor at the sector level relative to the benchmark. This result was due in large part to our decision to not hold the outperforming Molina Healthcare and to overweight the fund’s positioning in the underperforming Clovis Oncology. That said, health care overall was a positive contributor to performance on an absolute basis. Underweight exposure and security selection in the financials sector, along with security selection within capital goods, also negatively influenced relative performance.

The lack of exposure to Molina Healthcare hurt results. The midsized managed-care company reported strong second-quarter 2018 earnings and the recovery of contracts the company had expected to lose. The fund’s investments in Clovis Oncology, a development-stage biopharmaceutical company focused on cancer treatments, declined in sympathy with oncology drug manufacturing peer, Tesaro. Tesaro’s drug trial results for a lung-cancer treatment that is similar to a drug in trials produced by Clovis were disappointing relative to expectations.

Finally, the fund’s lack of exposure to Advanced Micro Devices, a large-cap technology company focused on semiconductors, was a drag on results. The company gained incremental

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Convertible Securities Fund 7

market share when its competitor, Intel, stumbled during a new product launch.

What is your outlook as 2018 comes to a close?

ANTHONY We believe convertibles represent a very attractive asset class with a more balanced profile after October’s market correction. Equity valuations have reset lower, which provides us with opportunities to invest at more attractive levels than previously seen in 2018. We continue to believe that convertibles add a unique advantage within a diversified portfolio.

ROB Our team is committed to managing a balanced portfolio supported equally by upside equity tracking potential, downside protection, and an attractive current yield. As part of this strategy, we will continue to trim winners (highly valued securities), which reduces the equity sensitivity of the fund on an absolute and relative basis, while also raising incremental cash that can be deployed to new issues coming to market that can enhance the portfolio’s balance.

Thank you, gentlemen, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

8 Convertible Securities Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2018, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class I, R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (6/29/72)
Before sales charge	9.56%	188.58%	11.18%	31.18%	5.58%	21.55%	6.72%	0.13%
After sales charge	9.42	171.99	10.52	23.64	4.33	14.56	4.64	–5.63
Class B (7/15/93)
Before CDSC	9.37	171.90	10.52	26.38	4.79	18.82	5.92	–0.63
After CDSC	9.37	171.90	10.52	24.38	4.46	15.82	5.02	–5.45
Class C (7/26/99)
Before CDSC	9.38	167.85	10.35	26.40	4.80	18.84	5.92	–0.59
After CDSC	9.38	167.85	10.35	26.40	4.80	18.84	5.92	–1.55
Class I (3/3/15)
Net asset value	9.69	197.37	11.51	33.52	5.95	22.97	7.14	0.51
Class M (3/13/95)
Before sales charge	8.91	174.54	10.63	27.97	5.06	19.74	6.19	–0.38
After sales charge	8.82	164.93	10.23	23.49	4.31	15.55	4.93	–3.86
Class R (12/1/03)
Net asset value	9.29	181.50	10.90	29.54	5.31	20.60	6.44	–0.13
Class R6 (5/22/18)
Net asset value	9.68	196.02	11.46	32.92	5.86	22.49	7.00	0.42
Class Y (12/30/98)
Net asset value	9.68	195.93	11.46	32.88	5.85	22.45	6.99	0.39

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class I, R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class I and R6 shares prior to their inception is derived from the historical performance

Convertible Securities Fund 9

of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class I and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 10/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
ICE BofAML U.S.
Convertible Index	—*	225.36%	12.52%	43.60%	7.51%	26.67%	8.20%	3.67%
Lipper Convertible
Securities Funds	9.56	168.48	10.32	32.37	5.73	22.41	6.94	2.42
category average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmark, the BofA Merrill Lynch U.S. Convertible Index, was introduced on 12/31/87, which post-dates the inception of the fund’s class A shares.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/18, there were 81, 77, 61, 40, and 1 fund(s), respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $27,190 and $26,785, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $26,493. A $10,000 investment in the fund’s class I, R, R6, and Y shares would have been valued at $29,737, $28,150, $29,602 and $29,593, respectively.

10 Convertible Securities Fund

Fund price and distribution information For the 12-month period ended 10/31/18

Distributions	Class A		Class B	Class C	Class I	Class M		Class R	Class R6	Class Y
Number	4		4	4	4	4		4	2	4
Income	$0.480		$0.282	$0.283	$0.578	$0.348		$0.413	$0.272	$0.548
Capital gains
Long-term
gains	0.526		0.526	0.526	0.526	0.526		0.526	—	0.526
Short-term
gains	—		—	—	—	—		—	—	—
Total	$1.006		$0.808	$0.809	$1.104	$0.874		$0.939	$0.272	$1.074
	Before	After	Net	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	value	charge	charge	value	value	value
10/31/17	$26.19	$27.79	$25.66	$25.88	$26.20	$25.91	$26.85	$26.07	—	$26.18
5/22/18*	—	—	—	—	—	—	—	—	$26.54	—
10/31/18	25.23	26.77	24.70	24.93	25.24	24.95	25.85	25.11	25.23	25.22
Current rate	Before	After	Net	Net	Net	Before	After	Net	Net	Net
(end of	sales	sales	asset	asset	asset	sales	sales	asset	asset	asset
period)	charge	charge	value	value	value	charge	charge	value	value	value
Current
dividend rate[1]	1.90%	1.79%	1.10%	1.12%	2.30%	1.39%	1.35%	1.67%	2.25%	2.17%
Current
30-day
SEC yield[2]	N/A	1.11	0.43	0.42	1.56	N/A	0.65	0.93	1.50	1.43

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of class R6 shares.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Convertible Securities Fund 11

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (6/29/72)
Before sales charge	9.74%	140.94%	9.19%	43.43%	7.48%	34.76%	10.46%	9.29%
After sales charge	9.60	127.09	8.55	35.19	6.22	27.01	8.30	3.00
Class B (7/15/93)
Before CDSC	9.55	126.87	8.54	38.14	6.68	31.79	9.64	8.48
After CDSC	9.55	126.87	8.54	36.14	6.37	28.79	8.80	3.48
Class C (7/26/99)
Before CDSC	9.56	123.57	8.38	38.17	6.68	31.74	9.63	8.44
After CDSC	9.56	123.57	8.38	38.17	6.68	31.74	9.63	7.44
Class I (3/3/15)
Net asset value	9.87	148.43	9.53	45.99	7.86	36.51	10.93	9.73
Class M (3/13/95)
Before sales charge	9.08	129.18	8.65	39.88	6.94	32.78	9.91	8.71
After sales charge	9.00	121.16	8.26	34.98	6.18	28.13	8.61	4.90
Class R (12/1/03)
Net asset value	9.47	135.08	8.92	41.63	7.21	33.77	10.18	9.01
Class R6 (5/22/18)
Net asset value	9.86	147.22	9.47	45.28	7.76	35.87	10.76	9.56
Class Y (12/30/98)
Net asset value	9.86	147.15	9.47	45.24	7.75	35.83	10.75	9.53

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

12 Convertible Securities Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class I	Class M	Class R	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 10/31/17	1.07%	1.82%	1.82%	0.69%	1.57%	1.32%	0.73%†	0.82%
Annualized expense ratio
for the six-month period
ended 10/31/18*	1.06%	1.81%	1.81%	0.69%	1.56%	1.31%	0.73%	0.81%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class, except for those that started up during the six-month period, are for the fund’s most recent fiscal half year. For a new class, the ratio is for the period from the inception date of the class to 10/31/18. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

† Other expenses are based on expenses of class A shares for the fund’s last fiscal year, restated to reflect the lower investor servicing fees applicable to class R6 shares.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class from 5/1/18 to 10/31/18. For a new class, the expenses shown are for the period from the inception date of the class to 10/31/18. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The table also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class I	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.33	$9.09	$9.09	$3.47	$7.84	$6.58	$3.20‡	$4.08
Ending value (after expenses)	$995.30	$991.70	$991.80	$997.10	$992.80	$994.10	$960.40	$997.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/18, or in the case of a new class, the average net assets of the class from the inception date for the class to 10/31/18. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for shares of any new class been shown for the entire period from 5/1/18 to 10/31/18, they would have been higher.

Convertible Securities Fund 13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/18, use the following calculation method. To find the value of your investment on 5/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class I	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.40	$9.20	$9.20	$3.52	$7.93	$6.67	$3.72	$4.13
Ending value (after expenses)	$1,019.86	$1,016.08	$1,016.08	$1,021.73	$1,017.34	$1,018.60	$1,021.53	$1,021.12

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/18, or in the case of a new class, the average net assets of the class from the inception date for the class to 10/31/18. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Convertible Securities Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class I shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to institutional clients and other investors who meet minimum investment requirements.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

Convertible Securities Fund 15

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

◦ Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

ICE BofAML U.S. Convertible Index is an unmanaged index of high-yield U.S. convertible securities.

Russell 2000 Index is an unmanaged index of 2,000 small companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16 Convertible Securities Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2018, Putnam employees had approximately $475,000,000 and the Trustees had approximately $66,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Convertible Securities Fund 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Convertible Securities Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2018, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2018, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2018 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2018. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous

Convertible Securities Fund 19

years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2017. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2017. Putnam Management has agreed to maintain these expense limitations until at least February 28, 2020. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2017. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2017 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis,

20 Convertible Securities Fund

with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2017 was a strong year for the performance of the Putnam funds, with generally favorable results for most asset classes, including U.S. equity, international and global equity, taxable and tax exempt fixed income, and global asset allocation Funds. In this regard, the Trustees considered that, for the one-year period ended December 31, 2017, the Putnam open-end Funds’ performance, on an asset-weighted basis, ranked in the 32nd percentile of their Lipper peers (excluding those Putnam funds that are evaluated based on their total returns and/or comparisons of those returns versus selected investment benchmarks or targeted annual returns). The Trustees observed that this strong performance has continued a positive trend that began in mid-year 2016 across most Putnam funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 7th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2017 and the 9th-best performing mutual fund complex out of 50 complexes for the ten-year period ended 2017. In addition, the survey ranked the Putnam funds 7th out of 59 mutual fund complexes for the one-year period ended 2017; the Putnam funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2017 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance

Convertible Securities Fund 21

of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Convertible Securities Funds) for the one-year, three-year and five-year periods ended December 31, 2017 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	3rd
Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2017, there were 85, 74 and 64 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 Convertible Securities Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Convertible Securities Fund 23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Convertible Securities Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Putnam Convertible Securities Fund (the “fund”), including the fund’s portfolio, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Putnam investment companies since 1999.

Boston, Massachusetts
December 13, 2018

24 Convertible Securities Fund

The fund’s portfolio 10/31/18

	Principal
CONVERTIBLE BONDS AND NOTES (70.9%)*	amount	Value
Aerospace and defense (0.6%)
Kaman Corp. cv. sr. unsec. notes 3.25%, 5/1/24	$3,640,000	$4,139,532
		4,139,532
Biotechnology (7.0%)
BioMarin Pharmaceutical, Inc. cv. sr. unsec. sub. notes
0.599%, 8/1/24	9,615,000	9,981,158
Exact Sciences Corp. cv. sr. unsec. notes 1.00%, 1/15/25	5,340,000	6,237,120
Illumina, Inc. 144A cv. sr. unsec. notes zero %, 8/15/23	8,110,000	8,488,559
Insmed, Inc. cv. sr. unsec. sub. notes 1.75%, 1/15/25	3,585,000	2,697,393
Ironwood Pharmaceuticals, Inc. cv. sr. unsec. notes 2.25%, 6/15/22	4,320,000	4,556,511
Ligand Pharmaceuticals, Inc. 144A cv. sr. sub. unsec. notes
0.75%, 5/15/23	3,275,000	3,128,575
Medicines Co. (The) cv. sr. unsec. notes 2.50%, 1/15/22	8,380,000	8,087,789
Neurocrine Biosciences, Inc. cv. sr. unsec. notes 2.25%, 5/15/24	3,560,000	5,485,736
		48,662,841
Broadcasting (1.2%)
Liberty Media Corp. cv. sr. unsec. bonds 1.375%, 10/15/23	7,426,000	8,562,921
		8,562,921
Cable television (1.4%)
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	10,972,000	9,775,503
		9,775,503
Capital goods (0.8%)
Dycom Industries, Inc. cv. sr. unsec. notes 0.75%, 9/15/21	5,320,000	5,358,926
		5,358,926
Commercial and consumer services (3.0%)
Macquarie Infrastructure Corp. cv. sr. unsec. unsub. notes
2.00%, 10/1/23	34,000	30,261
Priceline Group, Inc. (The) cv. sr. unsec. unsub. notes
0.35%, 6/15/20	7,140,000	10,309,575
Square, Inc. 144A cv. sr. unsec. notes 0.50%, 5/15/23	8,613,000	10,316,953
		20,656,789
Computers (10.1%)
Akamai Technologies, Inc. 144A cv. sr. unsec. notes 0.125%, 5/1/25	7,691,000	7,503,532
Avid Technology, Inc. cv. sr. unsec. notes 2.00%, 6/15/20	3,294,000	2,948,094
Citrix Systems, Inc. cv. sr. unsec. notes 0.50%, 4/15/19	3,105,000	4,399,043
HubSpot, Inc. cv. sr. unsec. notes 0.25%, 6/1/22	4,533,000	6,876,652
Nuance Communications, Inc. cv. sr. unsec. notes 1.25%, 4/1/25	5,460,000	5,474,949
Nutanix, Inc. 144A cv. sr. unsec. notes zero %, 1/15/23	3,229,000	3,556,989
RealPage, Inc. cv. sr. unsec. notes 1.50%, 11/15/22	7,450,000	10,283,451
ServiceNow, Inc. cv. sr. unsec. unsub. notes zero %, 6/1/22	7,585,000	10,727,466
Splunk, Inc. 144A cv. sr. unsec. notes 1.125%, 9/15/25	9,496,000	8,988,667
Vocera Communications, Inc. 144A cv. sr. unsec. notes
1.50%, 5/15/23	4,355,000	5,284,893
Western Digital Corp. 144A cv. company guaranty sr. unsec. notes
1.50%, 2/1/24	4,680,000	3,944,777
		69,988,513
Construction (1.2%)
Cemex SAB de CV cv. unsec. sub. notes 3.72%, 3/15/20 (Mexico)	4,515,000	4,435,450
Patrick Industries, Inc. 144A cv. sr. unsec. notes 1.00%, 2/1/23	4,881,000	4,115,293
		8,550,743

Convertible Securities Fund 25

	Principal
CONVERTIBLE BONDS AND NOTES (70.9%)* cont.	amount	Value
Consumer services (2.7%)
IAC FinanceCo, Inc. 144A cv. company guaranty sr. unsec. notes
0.875%, 10/1/22	$4,959,000	$6,928,834
Liberty Expedia Holdings, Inc. cv. sr. unsec. unsub. bonds
1.00%, 6/30/47	7,841,000	7,797,090
Wayfair, Inc. cv. sr. unsec. sub. notes 0.375%, 9/1/22	3,092,000	3,809,344
		18,535,268
Electrical equipment (0.5%)
II-VI, Inc. cv. sr. unsec. notes 0.25%, 9/1/22	3,522,000	3,613,572
		3,613,572
Electronics (7.1%)
GT Advanced Technologies, Inc. cv. sr. unsec. sub. notes
3.00%, 12/15/20 F	2,944,000	294
Inphi Corp. cv. sr. unsec. notes 0.75%, 9/1/21	5,010,000	4,646,775
Intel Corp. cv. jr. unsec. sub. notes 3.25%, 8/1/39	3,740,000	8,492,044
Microchip Technology, Inc. cv. sr. unsec. sub. notes
1.625%, 2/15/27	15,472,000	14,644,851
Micron Technology, Inc. cv. sr. unsec. bonds 3.00%, 11/15/43	3,960,000	5,159,864
ON Semiconductor Corp. cv. company guaranty sr. unsec. unsub.
notes 1.625%, 10/15/23	7,998,000	8,700,896
OSI Systems, Inc. cv. sr. unsec. unsub. notes 1.25%, 9/1/22	5,235,000	4,779,853
TTM Technologies, Inc. cv. sr. unsec. notes 1.75%, 12/15/20	2,020,000	2,671,450
		49,096,027
Energy (oil field) (0.6%)
Weatherford International, Ltd. cv. company guaranty sr. unsec.
notes 5.875%, 7/1/21	5,670,000	4,351,889
		4,351,889
Entertainment (1.0%)
Live Nation Entertainment, Inc. 144A cv. sr. unsec. notes
2.50%, 3/15/23	6,335,000	6,766,737
		6,766,737
Gaming and lottery (0.9%)
Caesars Entertainment Corp. cv. sr. unsec. notes 5.00%, 10/1/24	4,283,825	6,117,636
		6,117,636
Health-care services (1.7%)
Sarepta Therapeutics, Inc. 144A cv. sr. unsec. notes
1.50%, 11/15/24	1,120,000	2,205,517
Teladoc, Inc. 144A cv. sr. unsec. notes 1.375%, 5/15/25	6,515,000	9,475,253
		11,680,770
Insurance (0.5%)
Heritage Insurance Holdings, Inc. cv. company guaranty sr. unsec.
bonds 5.875%, 8/1/37	2,775,000	3,134,604
		3,134,604
Investment banking/Brokerage (1.1%)
JPMorgan Chase Financial Co., LLC cv. company guaranty sr.
unsec. notes 0.25%, 5/1/23	8,160,000	7,568,400
		7,568,400
Manufacturing (0.5%)
Greenbrier Cos., Inc. (The) cv. sr. unsec. notes 2.875%, 2/1/24	3,293,000	3,460,498
		3,460,498

26 Convertible Securities Fund

	Principal
CONVERTIBLE BONDS AND NOTES (70.9%)* cont.	amount	Value
Media (2.0%)
Liberty Interactive, LLC 144A cv. sr. unsec. bonds 1.75%, 9/30/46	$7,150,000	$7,982,818
Liberty Media Corp. cv. sr. unsec. notes 1.00%, 1/30/23	5,735,000	6,186,063
		14,168,881
Medical technology (1.7%)
China Medical Technologies, Inc. cv. sr. unsec. bonds Ser. CMT,
4.00%, 8/15/19 (China) (In default) † F	3,213,000	205,632
China Medical Technologies, Inc. 144A cv. sr. unsec. notes 6.25%,
12/17/18 (China) (In default) † F	3,544,000	198,464
Insulet Corp. 144A cv. sr. unsec. notes 1.375%, 11/15/24	4,730,000	5,338,917
Wright Medical Group, Inc. 144A cv. company guaranty sr. unsec.
notes 1.625%, 6/15/23	6,335,000	6,410,165
		12,153,178
Oil and gas (2.6%)
Cheniere Energy, Inc. cv. sr. unsec. unsub. notes 4.25%, 3/15/45	6,517,000	4,986,267
Chesapeake Energy Corp. cv. company guaranty sr. unsec. notes
5.50%, 9/15/26	8,326,000	7,827,489
Oasis Petroleum, Inc. cv. sr. unsec. notes 2.625%, 9/15/23	4,374,000	4,929,555
		17,743,311
Pharmaceuticals (3.7%)
Clovis Oncology, Inc. cv. sr. unsec. notes 1.25%, 5/1/25	3,615,000	2,214,444
Jazz Investments I, Ltd. cv. company guaranty sr. unsec. sub.
bonds 1.875%, 8/15/21 (Ireland)	11,131,000	11,697,980
Pacira Pharmaceuticals, Inc./Delaware cv. sr. unsec. sub. notes
2.375%, 4/1/22	4,481,000	4,689,196
Supernus Pharmaceuticals, Inc. 144A cv. sr. unsec. notes
0.625%, 4/1/23	4,131,000	4,464,872
Teligent, Inc. cv. sr. unsec. notes 3.75%, 12/15/19	2,975,000	2,841,125
		25,907,617
Power producers (1.1%)
NRG Energy, Inc. 144A cv. company guaranty sr. unsec. bonds
2.75%, 6/1/48	7,185,000	7,477,796
		7,477,796
Real estate (2.4%)
Blackstone Mortgage Trust, Inc. cv. sr. unsec. notes
4.75%, 3/15/23 R	5,363,000	5,270,365
IH Merger Sub, LLC cv. company guaranty sr. unsec. notes
3.50%, 1/15/22 R	6,927,000	7,408,427
Starwood Property Trust, Inc. cv. sr. unsec. unsub. notes
4.00%, 1/15/19 R	3,385,000	3,736,773
		16,415,565
Schools (0.8%)
Chegg, Inc. 144A cv. sr. unsec. notes 0.25%, 5/15/23	4,621,000	5,451,865
		5,451,865
Semiconductor (0.5%)
Integrated Device Technology, Inc. cv. sr. unsec. unsub. notes
0.875%, 11/15/22	2,479,000	3,714,707
		3,714,707
Shipping (0.8%)
Air Transport Services Group, Inc. cv. sr. unsec. notes
1.125%, 10/15/24	6,368,000	5,795,701
		5,795,701

Convertible Securities Fund 27

	Principal
CONVERTIBLE BONDS AND NOTES (70.9%)* cont.	amount	Value
Software (5.9%)
Alteryx, Inc. 144A cv. sr. unsec. notes 0.50%, 6/1/23	$4,310,000	$5,837,951
Coupa Software, Inc. 144A cv. sr. unsec. notes 0.375%, 1/15/23	3,163,000	4,886,835
Everbridge, Inc. cv. sr. unsec. unsub. notes 1.50%, 11/1/22	4,153,000	6,673,788
Nice Systems, Inc. cv. company guaranty sr. unsec. notes
1.25%, 1/15/24	3,568,000	4,814,570
Okta, Inc. 144A cv. sr. unsec. notes 0.25%, 2/15/23	4,733,000	6,450,326
Red Hat, Inc. cv. sr. unsec. unsub. bonds 0.25%, 10/1/19	1,940,000	4,511,158
Workday, Inc. cv. sr. unsec. notes 0.25%, 10/1/22	6,771,000	7,520,746
		40,695,374
Technology services (5.4%)
Carbonite, Inc. cv. sr. unsec. unsub. notes 2.50%, 4/1/22	3,565,000	5,191,710
DocuSign, Inc. 144A cv. sr. unsec. notes 0.50%, 9/15/23	7,134,000	6,688,125
J2 Global, Inc. cv. sr. unsec. notes 3.25%, 6/15/29	4,450,000	5,253,003
Palo Alto Networks, Inc. 144A cv. sr. unsec. notes 0.75%, 7/1/23	9,465,000	9,194,992
Twitter, Inc. cv. sr. unsec. unsub. bonds 1.00%, 9/15/21	6,655,000	6,198,700
Wix.com, Ltd. 144A cv. sr. unsec. notes zero %, 7/1/23 (Israel)	5,383,000	5,321,096
		37,847,626
Telecommunications (1.0%)
Powerwave Technologies, Inc. cv. unsec. sub. notes 3.875%,
10/1/27 (In default) † F	5,121,000	512
RingCentral, Inc. 144A cv. sr. unsec. notes zero %, 3/15/23	6,218,000	7,025,096
		7,025,608
Telephone (0.2%)
GCI Liberty, Inc. 144A cv. sr. unsec. bonds 1.75%, 9/30/46	1,130,000	1,216,038
		1,216,038
Tobacco (0.5%)
Vector Group, Ltd. cv. sr. unsec. sub. notes 1.75%, 4/15/20	3,549,000	3,632,891
		3,632,891
Trucks and parts (0.4%)
Horizon Global Corp. cv. sr. unsec. unsub. notes 2.75%, 7/1/22	4,018,000	2,885,916
		2,885,916
Total convertible bonds and notes (cost $488,296,324)		$492,153,243

CONVERTIBLE PREFERRED STOCKS (18.8%)*	Shares	Value
Banking (2.8%)
Bank of America Corp. Ser. L, 7.25% cv. pfd.	9,415	$11,969,290
Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	5,588	7,100,621
		19,069,911
Chemicals (1.0%)
International Flavors & Fragrances, Inc. $3.00 cv. pfd. † S	121,480	6,917,071
		6,917,071
Electric utilities (3.6%)
DTE Energy Co. $3.25 cv. pfd.	71,885	3,805,657
NextEra Energy, Inc. $3.06 cv. pfd. S	234,380	13,627,955
Sempra Energy Ser. A, $6.00 cv. pfd.	76,815	7,605,975
		25,039,587
Electrical equipment (1.6%)
Fortive Corp. Ser. A, 5.00% cv. pfd.	11,625	11,423,423
		11,423,423

28 Convertible Securities Fund

CONVERTIBLE PREFERRED STOCKS (18.8%)* cont.	Shares	Value
Financial (0.8%)
AMG Capital Trust II $2.575 cv. pfd.	102,985	$5,448,020
		5,448,020
Manufacturing (1.3%)
Belden, Inc. $6.75 cv. pfd.	49,836	3,708,750
Rexnord Corp. Ser. A, $2.88 cv. pfd.	96,353	5,486,118
		9,194,868
Medical technology (2.1%)
Becton Dickinson and Co. (BD) Ser. A, $3.063 cv. pfd.	253,325	14,841,020
		14,841,020
Oil and gas (1.4%)
Hess Corp. $4.00 cv. pfd.	149,115	9,487,979
		9,487,979
Power producers (0.4%)
Vistra Energy Corp. $7.00 cv. pfd.	32,928	2,999,510
		2,999,510
Real estate (1.8%)
Alexandria Real Estate Equities, Inc. Ser. D, $1.75 cv. pfd. R	145,767	4,988,730
iStar, Inc. Ser. J, $2.25 cv. pfd. R	61,040	2,797,414
QTS Realty Trust, Inc. Ser. B, $6.50 cv. pfd.	47,109	4,607,585
		12,393,729
Regional Bells (—%)
Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd.	190	9,139
		9,139
Technology services (0.6%)
Mandatory Exchangeable Trust Securities 144A $5.75 cv. pfd.	25,944	4,185,546
		4,185,546
Telecommunications (1.4%)
Crown Castle International Corp. Ser. A, 6.875% cv. pfd.	8,868	9,262,752
		9,262,752
Total convertible preferred stocks (cost $122,341,948)		$130,272,555

COMMON STOCKS (2.4%)*	Shares	Value
Bank of America Corp.	142,415	$3,916,413
Danaher Corp.	65,360	6,496,784
GT Advanced Technologies, Inc. † F	476	5
Stanley Black & Decker, Inc.	38,260	4,458,064
T-Mobile US, Inc. †	29,411	2,016,124
Total common stocks (cost $16,368,820)		$16,887,390

	Principal
CORPORATE BONDS AND NOTES (0.3%)*	amount	Value
Talos Production, LLC/Talos Production Finance, Inc. company
guaranty notes 11.00%, 4/3/22	$1,788,508	$1,900,290
Total corporate bonds and notes (cost $1,869,916)		$1,900,290

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value
GT Advanced Technologies, Inc. F	3/17/19	$0.00	487	$5
GT Advanced Technologies, Inc. F	3/17/19	0.00	331	3
Total warrants (cost $91,926)				$8

Convertible Securities Fund 29

SHORT-TERM INVESTMENTS (9.1%)*	Shares	Value
Putnam Cash Collateral Pool, LLC 2.36% [d]	13,768,880	$13,768,880
Putnam Short Term Investment Fund 2.33% L	49,444,063	49,444,063
Total short-term investments (cost $63,212,943)		$63,212,943

TOTAL INVESTMENTS
Total investments (cost $692,181,877)		$704,426,429

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2017 through October 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $694,605,558.

† This security is non-income-producing.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

30 Convertible Securities Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$2,016,124	$—	$—
Conglomerates	6,496,784	—	—
Consumer cyclicals	4,458,064	—	—
Financials	3,916,413	—	—
Technology	—	—	5
Total common stocks	16,887,385	—	5
Convertible bonds and notes	—	491,748,341	404,902
Convertible preferred stocks	—	130,272,555	—
Corporate bonds and notes	—	1,900,290	—
Warrants	—	—	8
Short-term investments	49,444,063	13,768,880	—
Totals by level	$66,331,448	$637,690,066	$404,915

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Convertible Securities Fund 31

Statement of assets and liabilities 10/31/18

ASSETS
Investment in securities, at value, including $13,498,315 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $628,968,934)	$641,213,486
Affiliated issuers (identified cost $63,212,943) (Note 5)	63,212,943
Dividends, interest and other receivables	2,530,090
Receivable for shares of the fund sold	1,737,131
Receivable for investments sold	1,469,825
Prepaid assets	55,209
Total assets	710,218,684

LIABILITIES
Payable for shares of the fund repurchased	925,464
Payable for compensation of Manager (Note 2)	373,460
Payable for custodian fees (Note 2)	8,314
Payable for investor servicing fees (Note 2)	74,207
Payable for Trustee compensation and expenses (Note 2)	243,328
Payable for administrative services (Note 2)	1,386
Payable for distribution fees (Note 2)	119,653
Collateral on securities loaned, at value (Note 1)	13,768,880
Other accrued expenses	98,434
Total liabilities	15,613,126

Net assets	$694,605,558

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$610,959,448
Total distributable earnings (Note 1)	83,646,110
Total — Representing net assets applicable to capital shares outstanding	$694,605,558

(Continued on next page)

32 Convertible Securities Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($371,066,636 divided by 14,707,931 shares)	$25.23
Offering price per class A share (100/94.25 of $25.23)*	$26.77
Net asset value and offering price per class B share ($6,418,455 divided by 259,865 shares)**	$24.70
Net asset value and offering price per class C share ($34,352,561 divided by 1,378,204 shares)**	$24.93
Net asset value and offering price per class I share ($11,554 divided by 458 shares)†	$25.24
Net asset value and redemption price per class M share ($3,309,455 divided by 132,654 shares)	$24.95
Offering price per class M share (100/96.50 of $24.95)*	$25.85
Net asset value, offering price and redemption price per class R share
($3,712,439 divided by 147,844 shares)	$25.11
Net asset value, offering price and redemption price per class R6 share
($7,372,336 divided by 292,254 shares)	$25.23
Net asset value, offering price and redemption price per class Y share
($268,362,122 divided by 10,642,868 shares)	$25.22

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Convertible Securities Fund 33

Statement of operations Year ended 10/31/18

INVESTMENT INCOME
Interest (including interest income of $497,787 from investments in affiliated issuers) (Note 5)	$8,643,097
Dividends	7,615,358
Securities lending (net of expenses) (Notes 1 and 5)	186,468
Total investment income	16,444,923

EXPENSES
Compensation of Manager (Note 2)	4,507,612
Investor servicing fees (Note 2)	931,338
Custodian fees (Note 2)	16,084
Trustee compensation and expenses (Note 2)	32,452
Distribution fees (Note 2)	1,514,742
Administrative services (Note 2)	20,500
Other	310,373
Total expenses	7,333,101
Expense reduction (Note 2)	(4,808)
Net expenses	7,328,293

Net investment income	9,116,630

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	73,236,188
Total net realized gain	73,236,188
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(80,549,148)
Total change in net unrealized depreciation	(80,549,148)

Net loss on investments	(7,312,960)

Net increase in net assets resulting from operations	$1,803,670

The accompanying notes are an integral part of these financial statements.

34 Convertible Securities Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 10/31/18	Year ended 10/31/17
Operations
Net investment income	$9,116,630	$9,830,033
Net realized gain on investments	73,236,188	29,135,804
Net unrealized appreciation (depreciation) of investments	(80,549,148)	76,531,585
Net increase in net assets resulting from operations	1,803,670	115,497,422
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(7,253,032)	(7,923,900)
Class B	(81,653)	(106,310)
Class C	(431,060)	(556,131)
Class I	(260)	(248)
Class M	(45,978)	(55,057)
Class R	(65,455)	(85,268)
Class R6	(77,241)	—
Class Y	(5,590,378)	(4,787,674)
From net realized long-term gain on investments
Class A	(8,069,942)	—
Class B	(163,298)	—
Class C	(849,537)	—
Class I	(231)	—
Class M	(69,658)	—
Class R	(86,617)	—
Class Y	(5,038,595)	—
Increase (decrease) from capital share transactions (Note 4)	3,254,117	(46,244,392)
Total increase (decrease) in net assets	(22,765,148)	55,738,442

NET ASSETS
Beginning of year	717,370,706	661,632,264
End of year (Note 1)	$694,605,558	$717,370,706

The accompanying notes are an integral part of these financial statements.

Convertible Securities Fund 35

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
October 31, 2018	$26.19	.32	(.27)	.05	(.48)	(.53)	(1.01)	$25.23	.13	$371,067	1.05	1.22	68
October 31, 2017	22.55	.35	3.77	4.12	(.48)	—	(.48)	26.19	18.44	410,595	1.07	1.43	56
October 31, 2016	23.37	.35	.17	.52	(.49)	(.85)	(1.34)	22.55	2.49	404,101	1.09[d]	1.59[d]	49
October 31, 2015	25.60	.26	(.93)	(.67)	(.52)	(1.04)	(1.56)	23.37	(2.86)	517,495	1.06	1.04	67
October 31, 2014	23.57	.18	2.42	2.60	(.57)	—	(.57)	25.60	11.10	578,716	1.06	.72	63
Class B
October 31, 2018	$25.66	.12	(.27)	(.15)	(.28)	(.53)	(.81)	$24.70	(.63)	$6,418	1.80	.47	68
October 31, 2017	22.10	.16	3.70	3.86	(.30)	—	(.30)	25.66	17.56	8,201	1.82	.68	56
October 31, 2016	22.93	.18	.15	.33	(.31)	(.85)	(1.16)	22.10	1.72	9,018	1.84[d]	.84[d]	49
October 31, 2015	25.13	.07	(.90)	(.83)	(.33)	(1.04)	(1.37)	22.93	(3.55)	11,374	1.81	.29	67
October 31, 2014	23.15	(.01)	2.38	2.37	(.39)	—	(.39)	25.13	10.27	13,228	1.81	(.04)	63
Class C
October 31, 2018	$25.88	.12	(.26)	(.14)	(.28)	(.53)	(.81)	$24.93	(.59)	$34,353	1.80	.47	68
October 31, 2017	22.29	.16	3.72	3.88	(.29)	—	(.29)	25.88	17.52	42,892	1.82	.68	56
October 31, 2016	23.11	.18	.16	.34	(.31)	(.85)	(1.16)	22.29	1.72	50,827	1.84[d]	.84[d]	49
October 31, 2015	25.32	.07	(.91)	(.84)	(.33)	(1.04)	(1.37)	23.11	(3.54)	72,536	1.81	.30	67
October 31, 2014	23.33	(.01)	2.39	2.38	(.39)	—	(.39)	25.32	10.27	73,451	1.81	(.06)	63
Class I
October 31, 2018	$26.20	.42	(.27)	.15	(.58)	(.53)	(1.11)	$25.24	.51	$12.68		1.58	68
October 31, 2017	22.55	.45	3.77	4.22	(.57)	—	(.57)	26.20	18.93	11.69		1.80	56
October 31, 2016	23.38	.43	.15	.58	(.56)	(.85)	(1.41)	22.55	2.87	10	.69[d]	1.95[d]	49
October 31, 2015‡	25.33	.25	(1.77)	(1.52)	(.43)	—	(.43)	23.38	(6.05)*	9	.45*	.98*	67
Class M
October 31, 2018	$25.91	.19	(.27)	(.08)	(.35)	(.53)	(.88)	$24.95	(.38)	$3,309	1.55	.71	68
October 31, 2017	22.31	.22	3.74	3.96	(.36)	—	(.36)	25.91	17.88	3,660	1.57	.93	56
October 31, 2016	23.14	.23	.16	.39	(.37)	(.85)	(1.22)	22.31	1.95	3,590	1.59[d]	1.07[d]	49
October 31, 2015	25.35	.13	(.91)	(.78)	(.39)	(1.04)	(1.43)	23.14	(3.32)	3,951	1.56	.54	67
October 31, 2014	23.35	.05	2.40	2.45	(.45)	—	(.45)	25.35	10.54	4,583	1.56	.21	63
Class R
October 31, 2018	$26.07	.25	(.27)	(.02)	(.41)	(.53)	(.94)	$25.11	(.13)	$3,712	1.30	.96	68
October 31, 2017	22.45	.29	3.75	4.04	(.42)	—	(.42)	26.07	18.15	4,940	1.32	1.18	56
October 31, 2016	23.28	.29	.16	.45	(.43)	(.85)	(1.28)	22.45	2.21	4,898	1.34[d]	1.32[d]	49
October 31, 2015	25.50	.20	(.93)	(.73)	(.45)	(1.04)	(1.49)	23.28	(3.09)	4,972	1.31	.79	67
October 31, 2014	23.48	.12	2.41	2.53	(.51)	—	(.51)	25.50	10.83	6,569	1.31	.46	63
Class R6
October 31, 2018†	$26.54	.19	(1.23)	(1.04)	(.27)	—	(.27)	$25.23	(3.96)*	$7,372	.32*	.71*	68

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36 Convertible Securities Fund	Convertible Securities Fund 37

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class Y
October 31, 2018	$26.18	.39	(.27)	.12	(.55)	(.53)	(1.08)	$25.22	.39	$268,362.80		1.47	68
October 31, 2017	22.54	.41	3.77	4.18	(.54)	—	(.54)	26.18	18.76	247,071.82		1.67	56
October 31, 2016	23.37	.40	.17	.57	(.55)	(.85)	(1.40)	22.54	2.71	189,190	.84[d]	1.84[d]	49
October 31, 2015	25.59	.32	(.92)	(.60)	(.58)	(1.04)	(1.62)	23.37	(2.57)	260,676.81		1.30	67
October 31, 2014	23.56	.24	2.42	2.66	(.63)	—	(.63)	25.59	11.38	273,693.81		.95	63

* Not annualized.

† For the period May 22, 2018 (commencement of operations) to October 31, 2018.

‡ For the period March 3, 2015 (commencement of operations) to October 31, 2015.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

38 Convertible Securities Fund	Convertible Securities Fund 39

Notes to financial statements 10/31/18

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2017 through October 31, 2018.

Putnam Convertible Securities Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The objective of the fund is to seek, with equal emphasis, current income and capital appreciation. The fund’s secondary objective is conservation of capital. The fund invests mainly in convertible securities of U.S. companies. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in convertible securities. This policy may be changed only after 60 days’ notice to shareholders. Convertible securities combine the investment characteristics of bonds and common stocks. Convertible securities include bonds, preferred stocks and other instruments that can be converted into or exchanged for common stock or equivalent value. A significant portion of the convertible securities the fund buys are below-investment-grade (sometimes referred to as “junk bonds”). The convertible bonds the fund buys usually have intermediate-to long-term stated maturities (i.e. three years or longer), but often contain “put” features, which allow bondholders to sell the bond back to the company under specified circumstances, that result in shorter effective maturities. When deciding whether to buy or sell investments, Putnam Management may consider, among other factors: (i) a security’s structural features, such as its position in a company’s capital structure and “put” and “call” features (a company’s right to repurchase the security under specified circumstances is a “call” feature); (ii) credit and prepayment risks; and (iii) with respect to a company’s common stock underlying a convertible security, the stock’s valuation and the company’s financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends.

The fund offers class A, class B, class C, class I, class M, class R, class R6 and class Y shares. The fund began offering class R6 shares on May 22, 2018. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class I, class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class I, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class I and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class I, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles

40 Convertible Securities Fund

generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities

Convertible Securities Fund 41

is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $13,768,880 and the value of securities loaned amounted to $13,498,315.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from amortization and

42 Convertible Securities Fund

accretion, from contingent payment debt income and from convertible security deemed dividends. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $2,006,569 to increase undistributed net investment income and $2,006,569 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$49,156,860
Unrealized depreciation	(42,607,995)
Net unrealized appreciation	6,548,865
Undistributed ordinary income	9,452,666
Undistributed long-term gain	65,385,772
Undistributed short-term gain	2,389,528
Cost for federal income tax purposes	$697,877,564

For the fiscal year ended October 31, 2017, the fund had undistributed net investment income of $11,743,798.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.622% of the fund’s average net assets.

Putnam Management has contractually agreed, through February 28, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined

Convertible Securities Fund 43

contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class I shares paid a monthly fee based on the average net assets of class I shares at an annual rate of 0.01%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$514,772	Class R	5,429
Class B	9,683	Class R6	1,494
Class C	50,825	Class Y	344,669
Class I	1	Total	$931,338
Class M	4,465

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $4,808 under the expense offset arrangements and by no monies under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $525, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$998,735
Class B	1.00%	1.00%	75,053
Class C	1.00%	1.00%	393,889
Class M	1.00%	0.75%	25,995
Class R	1.00%	0.50%	21,070
Total			$1,514,742

44 Convertible Securities Fund

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $26,053 and $174 from the sale of class A and class M shares, respectively, and received $2,654 and $622 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$472,716,371	$513,244,253
U.S. government securities (Long-term)	—	—
Total	$472,716,371	$513,244,253

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class A	Shares	Amount	Shares	Amount
Shares sold	1,107,085	$29,055,034	1,058,537	$25,681,287
Shares issued in connection with
reinvestment of distributions	557,275	14,372,423	301,835	7,353,305
	1,664,360	43,427,457	1,360,372	33,034,592
Shares repurchased	(2,634,538)	(69,095,796)	(3,602,892)	(87,115,303)
Net decrease	(970,178)	$(25,668,339)	(2,242,520)	$(54,080,711)

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class B	Shares	Amount	Shares	Amount
Shares sold	12,220	$310,831	12,205	$279,839
Shares issued in connection with
reinvestment of distributions	7,161	180,479	3,119	74,347
	19,381	491,310	15,324	354,186
Shares repurchased	(79,195)	(2,037,609)	(103,746)	(2,454,659)
Net decrease	(59,814)	$(1,546,299)	(88,422)	$(2,100,473)

Convertible Securities Fund 45

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class C	Shares	Amount	Shares	Amount
Shares sold	287,033	$7,465,217	90,389	$2,166,367
Shares issued in connection with
reinvestment of distributions	40,276	1,024,087	17,488	420,724
	327,309	8,489,304	107,877	2,587,091
Shares repurchased	(606,183)	(15,652,602)	(731,352)	(17,436,163)
Net decrease	(278,874)	$(7,163,298)	(623,475)	$(14,849,072)

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class I	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with
reinvestment of distributions	19	490	10	248
	19	490	10	248
Shares repurchased	—	—	—	—
Net increase	19	$490	10	$248

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class M	Shares	Amount	Shares	Amount
Shares sold	10,708	$277,570	17,221	$408,113
Shares issued in connection with
reinvestment of distributions	4,465	113,773	2,234	53,798
	15,173	391,343	19,455	461,911
Shares repurchased	(23,801)	(617,820)	(39,082)	(944,144)
Net decrease	(8,628)	$(226,477)	(19,627)	$(482,233)

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class R	Shares	Amount	Shares	Amount
Shares sold	34,212	$893,117	45,875	$1,107,333
Shares issued in connection with
reinvestment of distributions	5,274	135,360	3,041	73,749
	39,486	1,028,477	48,916	1,181,082
Shares repurchased	(81,120)	(2,104,015)	(77,604)	(1,869,495)
Net decrease	(41,634)	$(1,075,538)	(28,688)	$(688,413)

			FOR THE PERIOD 5/22/18
			(COMMENCEMENT OF OPERATIONS) TO 10/31/18
Class R6			Shares	Amount
Shares sold			330,028	$8,878,093
Shares issued in connection with reinvestment of distributions			2,922	77,241
			332,950	8,955,334
Shares repurchased			(40,696)	(1,035,314)
Net increase			292,254	$7,920,020

46 Convertible Securities Fund

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,620,670	$94,793,141	3,202,852	$77,964,571
Shares issued in connection with
reinvestment of distributions	324,463	8,371,937	151,237	3,692,655
	3,945,133	103,165,078	3,354,089	81,657,226
Shares repurchased	(2,740,559)	(72,151,520)	(2,308,877)	(55,700,964)
Net increase	1,204,574	$31,013,558	1,045,212	$25,956,262

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class I	458	100%	$11,554

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/17	cost	proceeds	income	of 10/31/18
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$18,807,175	$178,814,286	$183,852,581	$322,120	$13,768,880
Putnam Short Term
Investment Fund**	20,689,743	292,294,959	263,540,639	497,787	49,444,063
Total Short-term
investments	$39,496,918	$471,109,245	$447,393,220	$819,907	$63,212,943

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Warrants (number of warrants)	800

Convertible Securities Fund 47

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Equity contracts	Investments	$8	Payables	$—
Total		$8		$—

The following is a summary of change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (Note 1) (there were no realized gains or losses on derivative instruments):

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Warrants	Total
Equity contracts	$—	$—
Total	$—	$—

Note 8: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

48 Convertible Securities Fund

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $72,097,567 as a capital gain dividend with respect to the taxable year ended October 31, 2018, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 34.65% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 34.65%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $5,728,640 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2019 will show the tax status of all distributions paid to your account in calendar 2018.

Convertible Securities Fund 49

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Until 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance. Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT. Prior to 1998, served as Head of the Department of Economics at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

50 Convertible Securities Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of October 31, 2018, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Convertible Securities Fund 51

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

52 Convertible Securities Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
100 Federal Street	Officers
Boston, MA 02110	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Independent Registered	Vice President and
Public Accounting Firm	Chief Legal Officer	Denere P. Poulack
KPMG LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Convertible Securities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN019 313935 12/18

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2018	$44,166	$ —	$4,815	$ —
October 31, 2017	$42,833	$ —	$4,675	$ —

For the fiscal years ended October 31, 2018 and October 31, 2017, the fund's independent auditor billed aggregate non-audit fees in the amounts of $4,815 and $4,675 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2018	$ —	$ —	$ —	$ —

October 31, 2017	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Convertible Securities Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 27, 2018